Exhibit 99.1

First Midwest Bancorp, Inc.

Presentation Materials

February 2017

First Midwest Bancorp

Company Overview

Key Financial Metrics and Profile Information

Financials ($mm)	4Q16	Pro Forma[1]
Total Assets:	$11,423	$13,750
Gross Loans:	$8,254	$10,107
Loans / Deposits:	*93%*	*93%*
Total Deposits:	$8,829	$10,879
Headquarters		Itasca, IL
Long-Term Issuer Credit Rating (Moody's / S&P / Fitch)		Baa2 / BBB- / BBB-
Management		
President & CEO:		Mike Scudder
Senior EVP & COO:		Mark Sander
EVP & CFO:		Pat Barrett

Pro Forma Branch Footprint [1]



WI
IL
IA
IN
Kenosha
McHenry
Kane
DuPage
Cook
DeKalb
Scott
Rock Island
Kendall
La Salle
Grundy
Porter
Jasper
Knox
Newton
Champaign
Vermilion

Loan and Deposit Composition [2]

Loans



Ag. 5%
Own. Occ. CRE 12%
Investor CRE 32%
C&I 34%
Consumer 17%

Total Loans: $8.3bn
Loans / Deposits: 93%

Deposits



Money Market 18%
Now 19%
Time 14%
Savings 18%
Demand 31%

Total Deposits: $8.8bn

Overview and Recent Developments

- Premier Chicago-based franchise / long tenured institution
  - Serves communities in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa
- Completed acquisition of Standard Bancshares on January 6, 2017
  - Total consideration of $570.6mm ($47.1mm in cash, 21,057,085 shares of Company common stock)
  - $2.3bn in assets and $2.1bn in deposits
  - Significantly bolstered Chicago metro banking platform
- 2016 acquisition of NI Bancshares for $70mm, adding $678mm in assets ($595mm in deposits) and over $700mm in trust assets under management
- Recently completed sale-leaseback transaction with cash proceeds of $150mm which provides incremental flexibility with respect to branch network

Source: Company filings and SNL Financial
Note: Financial information reflects data as of December 31, 2016.
[1] Pro forma amounts reflect Standard Bancshares Inc., as reported in company reports as of December 31, 2016.
[2] Loan and deposit mix per Company filings.

Our Priorities

Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

=

Top Tier Performance that Maximizes Shareholder Value

Drives Performance and Focus

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance
5. Track Record of Integrating Accretive, Attractive Acquisitions

Premier Midwest-Based Commercial Bank

Attractive Operational Footprint in Opportunity-Rich Environment

A Premier, Growing Financial Institution[1]

- $11.4 bn in total assets ($13.8 bn pro forma)
  - 5th largest Illinois-based bank
- $8.8 bn in total deposits ($10.9 bn pro forma)
  - 86% core deposits[2]
  - 93% metro Chicago
  - 108 branch locations (over 130 locations pro forma)
- $8.3 bn in total loans ($10.1 bn pro forma)
  - Distributed across diverse business lines
  - 83% corporate
- $8.6 bn in assets under management
  - Up 29% since 2013

Pro Forma Branch Network[1]


WI
IL
IA
IN
Kenosha
McHenry
Kane
DuPage
Cook
DeKalb
Scott
Rock Island
Knox
La Salle
Porter
Jasper
Newton
Champaign
Vermillion

Pro Forma Footprint Characteristics[1][4]

- Leading pro forma deposit share in targeted segments
  - #1 in Grundy County
  - #2 in South Cook County[3]
  - #2 in Will County
  - #3 in Lake (IN) County
- Density of branch network provides significant opportunity for enhanced service delivery and efficiency

Market Presence[4]

	First Midwest	
MSA	Deposits ($mm)	Share Rank
Chicago, IL	$8,273	12
Davenport, IA	$427	6
Danville, IL	$151	4
Galesburg, IL	$103	5
Ottawa, IL	$69	19
Champaign-Urbana, IL	$27	26
Total	$9,050	-

Source: Company regulatory filings, Standard Bancshares company reports, and SNL Financial
Note: Data as of December 31, 2016, unless otherwise noted.
(1) Pro forma amounts reflect Standard Bancshares as reported in company reports as of December 31, 2016.
(2) Includes demand, savings, money market, and NOW accounts.
(3) South Cook County represents those cities located within the marketplace as defined by the Chicago Tribune.
(4) Data as of June 30, 2016.

Low Cost Core Funding

($ in millions)

Average Deposits and Composition



$11.0 bn
Pro Forma(1)
18% CAGR in Average Deposits Pro Forma(1)
$6,637
$6,800
$7,208
$8,096
$8,846
23%
18%
16%
16%
27%
19%
19%
17%
17%
28%
17%
19%
17%
17%
30%
15%
19%
17%
18%
31%
14%
19%
18%
18%
31%
86% Core
2012
2013
2014
2015
2016
Demand
Savings
NOW
Money Market
Time

	2012	2013	2014	2015	2016
Core Deposits [2]	77%	81%	83%	85%	86%

Average Cost of Deposits



0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.43%
0.27%
0.22%
0.23%
0.22%
0.27%
0.18%
0.14%
0.12%
0.11%
2012
2013
2014
2015
2016
FMBI
Peers(3)

Our Relationship-Driven Strategy Provides a Strong Core Deposit Foundation

Source: Company filings and SNL Financial

(1) Pro forma 2016 includes the Standard Bancshares average deposits as of December 31, 2016 per company reports.

(2) Includes demand, savings, money market, and NOW accounts.

(3) The Company's national peer group comprised of: CBU, CFR, FFBC, FNB, FRME, MBFI, ONB, PFS, PNFP, PRK, TCBI, TRMK, UBSI, UMBF, UMPQ, VLY, WSBC and WTFC.

First Midwest Bancorp, Inc.

Diversified Loan Portfolio

($ in millions)

Growing, Diversifying Our Loan Portfolio(1)



$10.1 bn
Pro Forma(2)
25% CAGR in Gross Loans Pro Forma(2)
$5,190
$711
$1,615
$963
$1,900
$5,580
$748
$1,747
$933
$2,152
$6,657
$911
$2,175
$960
$2,612
$7,131
$1,147
$2,141
$931
$2,912
$8,231
$1,387
$2,647
$980
$3,217
2012
2013
2014
2015
2016
C&I and Agricultural
Owner Occupied CRE
Investor CRE
Consumer

Meaningful Improvement in Credit Trends



3.26%
$177
0.55%
$30
0.52%
$32
0.29%
$20
0.24%
$19
2012
2013
2014
2015
2016
Net Charge-Offs
NCOs / Avg Loans (%)

Balanced Portfolio and Disciplined Underwriting Drive Strong Credit

Source: Company filings and SNL Financial
Note: Loan portfolio data as of end of period.
(1) Excludes loans classified as held-for-sale and covered loans.
(2) Pro forma 2016 includes Standard Bancshares December 31, 2016 loan balances per company reports.

Consistent Operating Performance
($ in millions)

Tax-equivalent Net Interest Margin(1)


4.00%
3.85%
3.70%
3.55%
3.40%
3.86%
3.68%
3.69%
3.68%
3.60%
2012
2013
2014
2015
2016

Fee Income Ratio(1)


31.0%
29.0%
27.0%
25.0%
23.0%
25.9%
28.1%
27.8%
28.3%
28.8%
2012
2013
2014
2015
2016

Efficiency Ratio(1)


68.0%
66.0%
64.0%
62.0%
60.0%
67.1%
64.2%
64.6%
63.6%
62.6%
2012
2013
2014
2015
2016

Earnings Per Share ("EPS")


$1.50
$1.00
$0.50
$-
$(0.50)
$(0.28)
$1.06
$0.92
$1.05
$1.14
2012
2013
2014
2015
2016

Source: Company filings
(1)Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.

First Midwest Bancorp, Inc.

Recent, Attractive Transactions
($ in billions)

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	FDIC Assisted
Bank Acquisitions					
Standard Bancshares	1947	Jan-2017	$2.5	$2.2	-
NI Bancshares	1867	Mar-2016	$0.6	$0.6	-
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1	-
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5	-
Waukegan Savings Bank	1924	Aug-2012	$0.1	$0.1	✓
Branch Acquisitions					
Popular Community Bank	-	Aug-2014	$0.7	$0.7	-
Specialty Finance Acquisitions					
National Machine Tool	-	Sep-2014	NA	NA	-

Driving Operating Leverage



3.60%
3.40%
3.20%
3.00%
2.80%
3.30%
3.10%
3.27%
3.17%
3.10%
2012
2013
2014
2015
2016
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[1]



Acquisitions
Organic Growth
Total Asset CAGR: 14%
Organic Asset CAGR: 4%
$8.1
$1.0
$7.1
$8.3
$1.0
$7.3
$9.4
$2.3
$7.1
$9.7
$2.4
$7.3
$10.7
$3.1
$7.6
$13.8
$5.4
$8.4
2012
2013
2014
2015
1Q16
Pro Forma 2016(2)

Source: Company regulatory filings, Standard Bancshares company reports, and SNL Financial.
Note: Data as of end of period.
[1] Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.
[2] Pro forma 2016 includes the Standard Bancshares acquisition.

Financial Review

2016 Highlights

Core EPS[1]

- $1.22 YTD core EPS, up 9% from 2015; $0.32 4Q16 core EPS, up 10% from 4Q15

Loan and Deposit Growth

- Expanded total loans 15% from 2015, increased average core deposits 11% from 2015

Net Interest Income & Margin[1]

- Net interest income increased 12% in 2016 while net interest margin decreased 8 bps

Asset Quality

- Net charge-offs to average loans decreased to 0.24% YTD 2016 compared to 0.29% YTD 2015

Noninterest Income

- Fee-based revenues increased 14% during 2016, with increases in all categories

Noninterest Expense

- 11% increase in 2016, while efficiency ratio[1] improved to 62.6% in 2016 from 63.6% in 2015

Mergers and Acquisitions

- Completed acquisition of Standard Bancshares Inc. on January 6, 2017 adding $1.9 bn in loans and $2.1 bn in deposits

Beginning 2017 40% Larger Than A Year Ago

Source: Company filings
[1]Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Selected Financial Highlights
($ in millions)

	Years Ended 2013	2014	2015	2016	'13-'16 CAGR	Quarters Ended 4Q15	3Q16	4Q16	Growth Q-o-Q	Y-o-Y
Net Income	$ 79.3	$ 69.3	$ 82.1	$ 92.3	5%	$ 16.3	$ 28.4	$ 20.7	-27%	27%
Core Earnings[1]	$ 67.9	$ 76.8	$ 87.2	$ 97.2	13%	$ 22.1	$ 25.5	$ 25.6	0%	16%
Average Tangible Common Equity	$ 693	$ 753	$ 800	$ 873	8%	$ 823	$ 892	$ 903	1%	10%
Average Total Assets	$ 8,278	$ 8,678	$ 9,702	$ 10,934	10%	$ 9,822	$ 11,322	$ 11,380	1%	16%
EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	3%	$ 0.21	$ 0.35	$ 0.25	-29%	19%
Core EPS[1]	$ 0.92	$ 1.03	$ 1.13	$ 1.22	10%	$ 0.29	$ 0.32	$ 0.32	0%	10%
ROATCE[2]	11.6%	9.3%	10.4%	10.8%	-78 bps	8.1%	12.9%	9.4%	-350 bps	130 bps
Core ROATCE[1][2]	10.1%	10.4%	11.2%	11.5%	138 bps	10.9%	11.7%	11.6%	-10 bps	70 bps
ROAA[2]	0.94%	0.79%	0.85%	0.84%	-10 bps	0.66%	1.00%	0.72%	-28 bps	6 bps
Core ROAA[1][2]	0.82%	0.88%	0.91%	0.90%	8 bps	0.90%	0.91%	0.90%	-1 bps	0 bps

Building performance as we grow and navigate the current market environment

Source: Company filings
Note: Balance sheet data as of end of period.
[1] Core metrics are non-GAAP financial measures which exclude certain significant transactions: acquisition and integration related expenses, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, the net gain on the sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.
[2] Represents return on average tangible common equity ("ROATCE") and return on average assets ("ROAA"). See the accompanying "Non-GAAP Reconciliation" slides for detail.

Driving Greater Total Revenue and Efficiency
($ in millions)

Operating Revenue and Noninterest Expense Trend



11% CAGR in Operating Revenue[1]
$500
$400
$300
$200
$100
$-
2012
2013
2014
2015
2016
Net interest income
Fee-Based Revenues
Adj. Noninterest Expense[2]

Y-o-Y Growth

	2012	2013	2014	2015	2016
Revenues	(3.4)%	0.9%	5.9%	13.1%	12.8%
Expenses[2]	2.1%	(4.0)%	5.1%	10.1%	9.1%

- **Earning Asset Growth Offsetting Pressure on Margin**
  - Loan growth provides leverage, earnings
  - Expanding fee-based businesses
  - 2016 net interest margin stable at 3.60%
- **Balanced Business Investment**
  - Investment in human capital, distribution and brand
  - Prudent and optimal resource allocation
- **Leveraging Efficiency**
  - Continues trend of improving efficiency ratio from 64% in 2015 to 63% in 2016
    - Aided by integration of the acquisition of NI Bancshares
  - Since 2012, total revenues have grown 36%, outpacing the 21% growth of adjusted noninterest expenses

Source: Company filings
Note: Net interest margin and net interest income are presented on a fully tax-equivalent basis (a non-GAAP financial measure) with an assumed tax rate of 35%.
[1] A non-GAAP financial measure which includes net interest income and fee-based revenues. See the accompanying "Non-GAAP Reconciliation" slides for detail.
[2] A non-GAAP financial measure which excludes certain significant transactions: acquisition and integration related expenses, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, and property valuation adjustments related to strategic branch initiatives.

Building Our Fee-Based Businesses
($ in millions)

Fee Income Composition and Trend



15% CAGR in Fee-Based Revenue Pro Forma(1)
$168
Pro Forma(1)
$97
$4
$3
$11
$21
$22
$37
$106
$8
$5
$11
$22
$24
$37
$111
$8
$4
$11
$24
$26
$37
$127
$14
$6
$12
$27
$29
$40
$145
$19
$10
$13
$29
$33
$41
2012
2013
2014
2015
2016
Deposit service charges
Wealth management
Card-based
Merchant servicing
Mortgage banking
Other

- **Enhanced Fee-Based Revenues**
  - Up 49% since 2012
  - As of 2016, the fee income ratio[2] was 29%
  - Growth sourced across multiple diverse business lines
- **Key Drivers of 2016 Fee-Based Revenue Growth**
  - Mortgage Banking up 77%
  - Wealth Management up 13%
  - Card-based fees up 8% and Merchant Servicing up 7%
  - Other fee-based revenues up 43%
    - Equipment finance and leasing
    - Capital market products and derivative sales
- **Expected 2017 impact of becoming subject to Durbin Amendment interchange limits to be offset by full-year benefits of Standard Bancshares and NI Bancshares acquisitions**

Source: Company filings
Note: Fee income ratio shown with net interest income on a fully tax-equivalent basis (non-GAAP financial measure) with an assumed tax rate of 35%.
[1] Pro forma 2016 includes Standard Bancshares 2016 fee-based revenue per company reports.
[2] The fee income ratio (a non-GAAP financial measure) represents fee-based revenues as a percent of fee-based revenues plus tax-equivalent net interest income. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Loan Portfolio Review and Credit Trends
($ in millions)

Loan Portfolio Composition as of December 31, 2016 [1]



Ag. 5%
Own. Occ. CRE 12%
Investor CRE 32%
C&I 34%
Consumer 17%

Total Loans: $8.3bn
Loans / Deposits: 93%

Non-Performing Assets[2]



3.00%
2.00%
1.00%
0.00%
2.68%
2.13%
1.37%
0.86%
1.11%
2012
2013
2014
2015
2016
NPAs[2] / Loans + OREO

Allowance for Credit Losses



3.00%
2.00%
1.00%
0.00%
1.91%
1.52%
1.11%
1.05%
1.06%
2012
2013
2014[3]
2015[3]
2016[3]
Allowance for Credit Losses / Loans

Net Charge-Offs



4.00%
3.00%
2.00%
1.00%
0.00%
3.26%
0.55%
0.52%
0.29%
0.24%
2012
2013
2014
2015
2016
NCOs / Avg Loans

Source: Company filings and SNL Financial
[1] Loan mix per company filings.
[2] Non-performing assets ("NPAs") are defined as nonaccrual loans + loans 90 days or more past due + accruing TDRs + OREO, excluding covered loans and covered OREO.
[3] Includes acquired loans that are recorded at fair value through an acquisition adjustment, which incorporated credit risk as of the acquisition date with no allowance for credit losses ("ACL") being established at that time. As the acquisition adjustment is accreted into income over future periods, an ACL is established as necessary to reflect credit deterioration. Excluding acquired loans, the ACL to loans was 1.24% for 2014, 1.11% for 2015 and 1.11% for 2016.

Capital Position

	December 31,				Regulatory "Well - Capitalized" [2]	
	2013	2014	2015	2016	Minimum	Excess
Company Risk-Weighted Asset Ratios[1]:						
• Total	12.4%	11.2%	11.2%	12.2%	10%	$71
• Tier 1	10.9%	10.2%	10.3%	9.9%	8%	$178
• Tier 2	1.5%	1.0%	0.9%	2.3%	n/a	n/a
• Common Equity Tier 1	10.4%	9.5%	9.7%	9.4%	6.5%	$324
Tier 1 to Average Assets	9.2%	9.0%	9.4%	9.0%	5%	$411
TCE / Tangible Assets	9.1%	8.4%	8.6%	8.1%	n/a	n/a
Dividend Payout	15.1%	33.7%	34.3%	31.6%	n/a	n/a

Levels influenced by recent acquisitions, stronger earnings and $150 mm sub-debt issuance in 2016

[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.
[2] Regulatory requirements to be considered "well-capitalized" apply to the Bank, not the Company, and are included for presentation purposes only.

Review of Recent Developments

Standard Bancshares

Company Overview

Long Tenured, Community Banking Franchise

- Founded in 1947
- Strong south metro county deposit share in Grundy - #1, Lake (IN) - #9, Will - #10 and South Cook[1] - #12
- Established commercial banking operations, supported by strong deposit share, 35 locations
- Financial snapshot as of December 31, 2016
  - $2.3 billion in total assets
  - $2.1 billion in deposits (83% core[2])
  - $1.9 billion in loans

Key Strategic Elements

- Strengthens position as the premier bank for business in our markets; adds leadership and depth
- Greatly enhances metro Chicago banking platform, leverages our leading south metro market position and furthers expansion into northwest Indiana
- Maximizes our superior consumer experience
- Strengthens an exceptional core deposit franchise and creates significant and achievable operating efficiencies

Sizeable, Diverse Loan Portfolio [3]

Loans


Owner Occ. CRE 30%
Investor CRE 23%
Cons. 17%
C&I 28%
Ag. 2%

Total Loans: $1.9bn
Loans / Deposits: 90%

Deposits


Money Market 21%
Time 19%
Demand 33%
Savings 12%
Now 15%

Total Deposits: $2.1bn

Financially Attractive, Lower-risk Opportunity

- Deal economics in-line with original expectations – full year 2018 EPS accretion remains at approximately $0.18, or 13%
- Well established in-market franchise with nearly 70-year history; complementary mix and business model
- Successful, experienced acquiror with infrastructure and capacity to grow, facilitated by proximity of operational platforms

Source: Standard Bancshares company reports and SNL Financial.
Note: Balance sheet data as of end of period.
[1] South Cook County as defined by the Chicago Tribune.
[2] Includes demand, savings, money market, and NOW accounts.
[3] Loan and deposit mix as of 12/31/16 per company reports.

Building Our Future

Operating as a Larger Company

Growth and Scale

We have surpassed $10 bn in total assets

- Reduces interchange revenue by approximately $3 mm per quarter (pre-tax), beginning 7/1/17
- Regulation by CFPB in 2016
- Expanded stress testing; DFAST required in 2018
- Additional regulatory expectations


2013
$8.3 bn
2016
$11.4 bn
Pro Forma
$13.8 bn(1)
Greater than
$15.0 bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Near term focus remains on integration

(1) Pro forma amounts reflect Standard Bancshares as reported in company reports as of December 31, 2016.

Well-Positioned for Growth and Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, 41 banks between $350 million and $4 billion in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Actively Pursuing Our Corporate Priorities

- Building the highest quality team
- Diversifying / growing loans and revenue
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Iowa City
Moline
Springfield
St. Louis
Milwaukee
Chicago
Champaign
Grand Rapids
Indianapolis
I74 / I55
90
88
80
55
57
72
70
65
74
94
69
64

Source: SNL Financial
(1) Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance
5. Track Record of Integrating Accretive, Attractive Acquisitions

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include core earnings, core EPS, the efficiency ratio, adjusted noninterest expense, tax-equivalent net interest income (including its individual components), tax-equivalent net interest margin, tangible common equity to tangible assets, core return on average tangible common equity, and core return on average assets.

The Company presents core earnings, core EPS, core return on average assets, the efficiency ratio, and adjusted noninterest expense, all excluding certain significant transactions. See "Certain Terms Used in This Presentation" and the "Non-GAAP Reconciliation" sections for detail regarding certain significant transactions that are excluded from these metrics. Management believes excluding these certain significant transactions from these metrics are useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the following reconciliations in the "Non-GAAP Reconciliation" section for details on the calculation of these measures to the extent presented herein.

Non-GAAP Reconciliation – Operating Metrics & TCE / TA
($ in thousands)

	Years Ended 2012	2013	2014	2015	2016
Tax-Equivalent Net Interest Income / Margin					
Net interest income	$ 265,668	$ 260,132	$ 276,852	$ 311,598	$ 349,691
Tax-equivalent adjustment	13,249	12,297	11,737	10,679	8,643
Tax-equivalent net interest income[(1)]	$ 278,917	$ 272,429	$ 288,589	$ 322,277	$ 358,334
Average interest-earning assets	$ 7,232,167	$ 7,410,606	$ 7,828,700	$ 8,766,864	$ 9,951,092
Net interest margin	3.86%	3.68%	3.69%	3.68%	3.60%
Operating Revenue and Fee Income Ratio					
Fee-based revenues	$ 97,323	$ 106,282	$ 111,081	$ 127,259	$ 145,101
Net interest income	265,668	260,132	276,852	311,598	349,691
Operating revenue	362,991	366,414	387,933	438,857	494,792
Tax-equivalent adjustments	13,249	12,297	11,737	10,679	8,643
Total revenues for fee income ratio	$ 376,240	$ 378,711	$ 399,670	$ 449,536	$ 503,435
Fee income ratio	25.9%	28.1%	27.8%	28.3%	28.8%
Tangible Common Equity					
Stockholders' equity	$ 940,893	$ 1,001,442	$ 1,100,775	$ 1,146,268	$ 1,257,080
Less: goodwill and other intangible assets	(281,059)	(276,366)	(334,199)	(339,277)	(366,876)
Tangible common equity	$ 659,834	$ 725,076	$ 766,576	$ 806,991	$ 890,204
Total assets	$ 8,099,839	$ 8,253,407	$ 9,445,139	$ 9,732,676	$ 11,422,555
Less: goodwill and other intangible assets	(281,059)	(276,366)	(334,199)	(339,277)	(366,876)
Tangible assets	$ 7,818,780	$ 7,977,041	$ 9,110,940	$ 9,393,399	$ 11,055,679
Tangible common equity to tangible assets	8.4%	9.1%	8.4%	8.6%	8.1%

Source: Company filings

(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation – Earnings
($ in thousands)

	Years Ended				Quarters Ended		
	2013	2014	2015	2016	4Q15	3Q16	4Q16
Earnings							
Net income	$ 79,306	$ 69,306	$ 82,064	$ 92,349	$ 16,324	$ 28,402	$ 20,718
Net income applicable to non-vested restricted shares	(1,107)	(836)	(882)	(1,043)	(179)	(324)	(217)
Net income applicable to common shares	78,199	68,470	81,182	91,306	16,145	28,078	20,501
Gain on sale of investment in Textura, net of tax	(20,425)	-	-	-	-	-	-
Losses on early extinguishment of debt, net of tax	620	-	-	-	-	-	-
Gain on termination of FHLB commitments, net of tax	(4,697)	-	-	-	-	-	-
Adjusted amortization of FDIC indemnification asset, net of tax	900	-	-	-	-	-	-
BOLI modification loss	13,312	-	-	-	-	-	-
Property valuation adjustments, net of tax	-	-	5,149	-	5,149	-	-
Acquisition and integration related expenses, net of tax	-	8,323	833	8,611	833	703	4,525
Net gain on sale-leaseback transaction, net of tax	-	-	-	(3,305)	-	(3,305)	-
Lease cancellation fee, net of tax	-	-	-	570	-	-	570
Core Earnings	$ 67,909	$ 76,793	$ 87,164	$ 97,182	$ 22,127	$ 25,476	$ 25,596

Source: Company filings

Non-GAAP Reconciliation – EPS, ROATCE & ROAA
($ in thousands)

	Years Ended				Quarters Ended		
	2013	2014	2015	2016	4Q15	3Q16	4Q16
EPS							
Net income applicable to common shares	$ 78,199	$ 68,470	$ 81,182	$ 91,306	$ 16,145	$ 28,078	$ 20,501
Core earnings	67,909	76,793	87,164	97,182	22,127	25,476	25,596
Weighted-average common shares outstanding (basic)	73,984	74,484	77,059	79,797	77,121	80,396	80,415
Dilutive effect of common stock equivalents	10	12	13	13	13	13	15
Weighted-average diluted common shares outstanding	73,994	74,496	77,072	79,810	77,134	80,409	80,430
Basic EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 0.21	$ 0.35	$ 0.25
Diluted EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 0.21	$ 0.35	$ 0.25
Core EPS	$ 0.92	$ 1.03	$ 1.13	$ 1.22	$ 0.29	$ 0.32	$ 0.32
Return on Average Tangible Common Equity							
Average stockholders' equity	$ 972,283	$ 1,043,566	$ 1,132,058	$ 1,236,606	$ 1,154,506	$ 1,261,702	$ 1,269,993
Less: average intangible assets	(279,021)	(290,303)	(332,269)	(363,112)	(331,013)	(369,281)	(367,328)
Average tangible common equity	$ 693,262	$ 753,263	$ 799,789	$ 873,494	$ 823,493	$ 892,421	$ 902,665
Core earnings	67,909	76,793	87,164	97,182	22,127	25,476	25,596
Intangibles amortization, net of tax	1,967	1,733	2,352	2,809	583	747	724
Core earnings, excluding intangible amortization	$ 69,876	$ 78,527	$ 89,516	$ 99,991	$ 22,710	$ 26,223	$ 26,320
Return on average tangible common equity ("ROATCE") [1]	11.6%	9.3%	10.4%	10.8%	8.1%	12.9%	9.4%
Core ROATCE [1]	10.1%	10.4%	11.2%	11.5%	10.9%	11.7%	11.6%
Return on Average Assets							
Average assets	$ 8,278,439	$ 8,677,712	$ 9,702,051	$ 10,934,240	$ 9,822,430	$ 11,322,325	$ 11,380,108
Return on average assets ("ROAA") [1]	0.94%	0.79%	0.85%	0.84%	0.66%	1.00%	0.72%
Core ROAA	0.82%	0.88%	0.91%	0.90%	0.90%	0.91%	0.90%

Source: Company filings
[1] Ratios for the quarters ended are annualized based on the actual number of days for each period presented.

Non-GAAP Reconciliation – NIE & Efficiency Ratio
($ in thousands)

	Years Ended				
	2012	2013	2014	2015	2016
Adjusted Noninterest Expense					
Noninterest expense	$ 267,500	$ 256,737	$ 283,826	$ 307,216	$ 339,500
Acquisition & integration related expenses	-	-	(13,872)	(1,389)	(14,352)
Lease cancellation fee	-	-	-	-	(950)
Property valuation adjustments	-	-	-	(8,581)	-
Adjusted noninterest expense	$ 267,500	$ 256,737	$ 269,954	$ 297,246	$ 324,198
Efficiency Ratio Calculation					
Adjusted noninterest expense	$ 267,500	$ 256,737	$ 269,954	$ 297,246	$ 324,198
Net OREO expense	(10,521)	(8,547)	(7,075)	(5,281)	(3,024)
Total noninterest expense for efficiency ratio calculation	$ 256,979	$ 248,190	$ 262,879	$ 291,965	$ 321,174
Tax-equivalent net interest income [(1)]	$ 278,917	$ 272,429	$ 288,589	$ 322,277	$ 358,334
Fee-based revenues	97,323	106,282	111,081	127,259	145,101
Other income, excluding BOLI income	2,728	2,297	2,672	2,472	3,635
Net trading gains	1,627	3,189	-	-	-
Write-down of BOLI	-	13,312	-	-	-
Tax-equivalent BOLI income (loss)	2,178	(10,865)	4,788	6,975	6,078
Total	$ 382,773	$ 386,644	$ 407,130	$ 458,983	$ 513,148
Efficiency ratio	67.1%	64.2%	64.6%	63.6%	62.6%

Source: Company filings
(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation – Capital
($ in thousands)

	Years Ended 2012	2013	2014	2015	2016
Risk-Based Capital Data					
Common stock	$ 858	$ 858	$ 882	$ 882	$ 913
Additional paid-in capital	418,318	414,293	449,798	446,672	498,937
Retained earnings	786,453	853,740	899,516	953,516	1,016,674
Treasury stock, at cost	(249,076)	(240,657)	(233,566)	(226,413)	(218,534)
Goodwill and other intangible assets	(281,059)	(276,366)	(334,199)	(327,115)	(356,477)
Disallowed deferred tax assets	(82,979)	(47,144)	(30,638)	(1,902)	(198)
Common equity tier 1 ("CET1") [(1)]	592,515	704,724	751,793	845,640	941,315
Trust preferred securities	59,965	36,690	50,690	50,690	50,690
Other disallowed deferred tax assets	N/A	N/A	N/A	(2,868)	(132)
Tier 1 capital	652,480	741,414	802,483	893,462	991,873
Tier 2 capital	102,784	100,373	82,209	74,855	233,656
Total capital	$ 755,264	$ 841,787	$ 884,692	$ 968,317	$ 1,225,529
Risk-weighted assets	$ 6,348,623	$ 6,794,666	$ 7,876,754	$ 8,687,864	$ 10,019,434
Adjusted average assets	7,768,967	8,075,888	8,884,045	9,501,087	11,036,835
Total capital to risk-weighted assets	11.9%	12.4%	11.2%	11.1%	12.2%
Tier 1 capital to risk-weighted assets	10.3%	10.9%	10.2%	10.3%	9.9%
Tier 2 capital to risk-weighted assets	1.6%	1.5%	1.0%	0.9%	2.3%
CET1 to risk-weighted assets [(1)]	9.3%	10.4%	9.5%	9.7%	9.4%
Tier 1 capital to average assets	8.4%	9.2%	9.0%	9.4%	9.0%

Source: Company filings

[(1)] Basel III Capital Rules became effective for the Company on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, CET1 to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and prior periods presented are reported using the regulatory guidance at that time.

Certain Terms Used in This Presentation

Core Earnings – Equals net income excluding the impact of certain significant transactions including, but not limited to, acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, the net gain on the sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, calculated on a fully tax-equivalent basis assuming a 35% tax rate.

Fee-based Revenues – Equals noninterest income we earn from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Noninterest Expense – Noninterest expense is the expense we incur to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.

Adjusted Noninterest Expense – Equals noninterest expense excluding the impact of certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarter relocation, and property valuation adjustments related to strategic branch initiatives.

Core Return on Average Assets – Equals core earnings divided by average assets.

Core Return on Average Tangible Common Equity ("TCE") – Equals core earnings, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Core Earnings Per Share – Equals core earnings applicable to common shares divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, and tax-equivalent adjusted BOLI income. The ratio also excludes certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, the net gain on the sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.

Note: Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
Refer to the non-GAAP reconciliations for detailed calculations.

Forward-Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2015, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

First Midwest Bancorp, Inc.
Contact Information

Patrick S. Barrett
Executive Vice President
& Chief Financial Officer
pat.barrett@firstmidwest.com
630-875-7273

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533